SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a) of the
                          Securities and Exchange Act of 1934


Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[  ]  Preliminatry Proxy Statement
[  ]  Confidential, for Use of the Commission Only (as permitted by Rule
      14a-6(e)(2))
[ X]  Definitive Proxy Statement
[  ]  Definitive Additional Materials
[  ]  Soliciting Material Pursuant to Section 240.14a-11(c) or
      Section 240.14a-12

                                EXCHANGE BANCSHARES, INC.
                                -------------------------
                    (Name of Registrant as Specified in Its Charter)
                                EXCHANGE BANCSHARES, INC.
                            -------------------------------------
       (Name of Person(s) Filing Proxy Statement if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[ X]  No fee required
[  ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1)  Title of each class of securities to which transition applies:
          N/A

      2)  Aggregate number of securities to which transition applies:
          N/A

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.
          N/A

      4)  Proposed maximum aggregate value of transaction:
          N/A

      5)  Total fee paid:
          N/A

[  ]  Fee paid previously with preliminary materials
      N/A

[  ]  Check box if any part of the fee is offset as provided by Exchange Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)  Amount Previously Paid:
          N/A

      2)  Form, Schedule or Registration Statement No.:
          N/A

      3)  Filing Party:
          N/A

      4)  Date Filed:
          N/A

                             EXCHANGE BANCSHARES, INC.
                                 237 Main Street
                             Luckey, Ohio 43443-0177
                            Telephone: (419) 833-3401
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                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

-----------------------------------------------------------------------------

To The Shareholders:

     Notice is hereby given that the Annual Meeting of Shareholders of Exchange Bancshares, Inc. will be held on Wednesday, May 17, 2000 at Eastwood High School, 4900 Sugar Ridge Road, Pemberville, Ohio at 7:30 p.m. immediately following the dinner for shareholders to be held at 6:30 p.m.

   The meeting is for the following purposes:

   1. To elect three Class II Directors of Exchange Bancshares, Inc., each for a three year term expiring in 2003.

   2. To ratify the selection of Robb, Dixon, Francis, Davis, Oneson and Company as the Company's independent certified public accountants for the fiscal year ending December 31, 2000.

   3. To act on such other matters that may properly come before the Annual Meeting of Shareholders and any adjournment or postponement thereof.

   Your attention is directed to the Proxy Statement accompanying this Notice for a more complete description of the matters to be acted upon at the Meeting and the voting recommendations of Management. The 1999 Annual Report of Exchange Bancshares, Inc. is also enclosed. Shareholders of record at the close of business on March 15, 2000 are entitled to receive notice of and to vote at the Meeting and any adjournment thereof.

                                         By Order of the Board of Directors

                                         /s/ Marion Layman
                                         ----------------------------------
                                         Marion Layman
                                         Chairman and Chief Executive Officer


Luckey, Ohio
April 14, 2000

                                    IMPORTANT

PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID, ADDRESSED ENVELOPE, OR OTHERWISE BY DELIVERY TO PLEASE VOTE, SIGN, DATE AND RETURN THE ENCLOSED PROXY AS EXCHANGE BANCSHARES, INC. AT P.O. BOX 177, LUCKEY, OHIO 43443, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. IF YOU ATTEND THE MEETING AND SO DESIRE, YOU MAY WITHDRAW YOUR PROXY BY GIVING A WRITTEN NOTICE OF REVOCATION AND VOTING IN PERSON.

                             EXCHANGE BANCSHARES, INC.
                                  237 Main Street
                             Luckey, Ohio 43443-0177
                             Telephone: (419) 833-3401
------------------------------------------------------------------------------

                                   PROXY STATEMENT

------------------------------------------------------------------------------

    This Proxy Statement is furnished by the Board of Directors and Management of Exchange Bancshares, Inc. (the "Company"), the sole shareholder of The Exchange Bank (the "Bank"), in connection with the solicitation of proxies to be voted at the Company?s 2000 Annual Meeting of Shareholders, which will be held at 7:30 p.m. immediately following the 6:30 p.m. dinner for the shareholders on Wednesday, May 17, 2000 at Eastwood High School, 4900 Sugar Ridge Road, Pemberville, Ohio, 43450, (the "Meeting").

    The close of business on March 15, 2000 has been designated as the record date for the determination of shareholders entitled to receive notice of and to vote at the Meeting. As of that date, 552,239 shares of the Company's Common Stock, par value $5.00 per share, were issued and outstanding. Each shareholder will be entitled to one vote for each share of Common Stock registered in his or her name on the books of the Company on the close of business on March 15, 2000 on all matters that come before the Meeting.

    Any proxy delivered pursuant to this solicitation may be revoked, at the option of the person executing the proxy, at any time before it is voted by delivering a signed revocation to the Company, by submitting a later-dated proxy, or by attending the meeting in person and casting a ballot. If proxies are signed and returned without voting instructions, the shares represented by the proxies will be voted as recommended by the Board of Directors.

    A majority of the voting power of the Company must be represented at the Meeting in person or by proxy to constitute a quorum for the transaction of business. Abstentions and broker nonvotes on any proposal are voted neither "for" nor "against" the proposal. Whereas abstentions on any proposal are counted in the determination of a quorum for that proposal, broker nonvotes are not so counted.

    The cost of soliciting proxies will be borne by the Company. In addition to the use of the mails, proxies may be solicited personally or by telephone by regular employees of the Company. The Company will not pay any additional compensation for the solicitation of proxies, but may reimburse brokers and other persons holding stock in their names, or in the names of nominees, for their expense in sending proxy materials to their principals and obtaining their proxies. The approximate date on which this Proxy Statement and enclosed form of proxy has been first mailed to shareholders is April 14, 2000.

    The Annual Report of the Company for the fiscal year ended December 31, 1999 is enclosed with this Proxy Statement.

                            ELECTION OF DIRECTORS

General
-------

    The Articles of Incorporation of the Company provide that the Board of Directors be divided into three classes with three directors in each class and a term of office of three of only one class expiring in each year. At each annual meeting of shareholders, Directors chosen to succeed those directors whose terms have then expired are elected for a term of office expiring at the third succeeding annual meeting of the shareholders after their election. The Company currently has nine Directors, with three Directors in Class I with terms expiring in 2002, three Directors in Class II with terms expiring in 2000, and three Directors in Class III with terms expiring in 2001.

Election of Directors in Class II
---------------------------------

    The terms of office of Cecil R. Adkins, Norma J. Christen, and Donald H. Lusher, the three Directors in Class II, will expire at the 2000 annual meeting of shareholders upon the election and qualification of their
successors.   Mr. Adkins, Mrs. Christen, and Mr. Lusher have all been
nominated by the Board of Directors to serve additional three-year terms.
Under Section 1.12 of the Company?s Code of Regulations, shareholders desiring to nominate a candidate for election as Directors must deliver a written stateme nt to the Board of Directors setting forth the candidate?s name, qualification and background not less than sixty (60) days prior to the meeting in question. No additional nominations have been received for the 2000 annual meeting.

    Additional information concerning Mr. Adkins, Mrs. Christen and Mr. Lusher, and the continuing Directors of the Company is provided below. The Board of Directors and Management recommend that you vote FOR the election of such nominees as Class II Directors of the Company. In the event that any of these nominees should be unable to serve once elected, which is not anticipated, the proxy committee, which consists of A. John Moore, Sharon Hoffman, and Jeffrey Cross, will vote for such other person or persons for the office of Director as the Board of Directors may recommend.

    In the election of directors, shareholders do not have cumulative voting rights. Without cumulative voting, the total number of votes that may be cast for any nominee by any shareholder may not exceed the number of shares that the shareholder is authorized to vote at the meeting. The persons receiving the greatest number of votes will be elected as Directors. Only votes in favor of a candidate are counted for such purpose, without any reduction for votes withheld from or cast against the particular candidate.

Information Regarding Nominees and Continuing Directors
-------------------------------------------------------

    The following table provides certain information concerning the background and share ownership of the Class II nominees and the continuing Directors of the Company, as well as the share ownership of all directors and executive officers of the Company.

                                     Principal
     Name of Nominee                 Occupation                                           Beneficial
     or Continuing                   During Past                           Director       Ownership of         % of
     Director            Age         Five Years                            Since          Common Stock (2)     Class
     --------            ---         ----------                            -----          ----------------     -----

CLASS II NOMINEE DIRECTORS --- TERM EXPIRES IN 2000

      Cecil R. Adkins          71          Self Employed in manufactured   1989 (1)       2,092 (3)            0.38%
                                           Housing and developer

      Norma J. Christen        70          Restaurant Owner                1996           23,996               4.35%

      Donald H. Lusher         74          Owner and maintains             1970 (1)        3,116 (5)           0.56%
                                           Real estate rentals

CLASS III - CONTINUING DIRECTORS - TERM EXPIRES IN 2001


      Name of Nominee                      Principal Occupation                           Beneficial
      or Continuing                        During Past                     Director       Ownership of       % of
      Director                Age          Five Years                      Since          Common Stock       Class
      --------                ---          ----------                      -----          ------------       -----

      Joseph R. Hirzel        62           Corporate Secretary of          1989  (1)      2,428 (4)           0.44%
                                           Hirzel Canning Co.

      Rolland I. Huss         70           Farm Owner and Operator         1977 (1)      28,784 (6)           5.21%

      Marion Layman           74           Chairman, The Exchange Bank     1962 (1)      14,112 (7)           2.56%
                                           and Chairman, President, and CEO
                                           of Exchange Bancshares, Inc.

CLASS I CONTINUING DIRECTORS - TERM EXPIRES IN 2002

      Donald P. Gerke         57           Educator                        1995           3,505 (9)           0.63%

      David G. Marsh          43           Funeral Director                1996 (1)         380 (8)           0.07%

      Edmund J. Miller        57           Television Broadcasting         1995           2,582 (10)          0.47%
                                           Engineer
                     All Directors and Executive
Officers as a Group
(9 Persons)                                                                              80,995              14.67%

-------------------------------

 (1) Directorships were with the Bank alone until 1993 and with the Bank and the Company since such date. Mr. Marsh was elected to the Company Board in 1994. Mr. Gerke and Mr. Miller were elected to the Company Board in 1995.
      Mrs. Christen was elected to the Company Board in 1996. The reorganization of the Bank as a subsidiary of the Holding Company was completed January 3, 1994.
(2) All shares are held of record with sole voting and investment power unless otherwise indicated. Beneficial ownership numbers are as of December 31, 1999.
(3)   Includes 1,640 shares jointly owned by Mr. Adkin's wife.
(4)   Includes 164 shares owned by Mr. Hirzel's wife.
(5)   Owned jointly with Mr. Lusher's wife.
(6) Includes 514 shares owned by Mr. Huss' wife and 80 shares owned jointly with two grandchildren.
(7)   Includes 5,132 shares owned by Mr. Layman's wife.
(8)   Owned jointly with Mr. Marsh's wife.
(9)   Includes 3,333 shares owned by The Gerke Family Trust.
(10) Includes 441 owned jointly with 2 children, 1,007 owned jointly with wife and 236 owned by Mr. Miller's wife.

Cecil R. Adkins

    Cecil R. Adkins has served on the Board of Directors of the Bank since 1989 and the Company since 1993. Mr. Adkins is self-employed in the manufactured housing industry and developing.

Norma J. Christen

     Norma J. Christen has served on the Board of Directors of the Company since 1996. She has owned and operated a restaurant since 1983.

Donald H. Lusher

    Donald H. Lusher has served on the Board of Directors of the Bank since 1970 and the Company since 1993. Mr. Lusher owns and maintains real estate rental properties.

Joseph R. Hirzel

    Joseph R. Hirzel has served on the Board of Directors of the Bank since 1989 and the Company since 1993. Mr. Hirzel is the Corporate Secretary of the Hirzel Canning Company and serves as Secretary and Treasurer of the Company.

Rolland I. Huss

    Rolland I. Huss has served on the Board of Directors of the Bank since 1977 and the Company since 1993. Mr. Huss is a farm owner and operator and serves as Vice Chairman of the Company.

Marion Layman

    Marion Layman has served on the Board of Directors of the Bank since 1962 and the Company since 1993. Mr. Layman is Chairman of the Board of The Exchange Bank and Chairman, President and Chief Executive Officer of the Company.

Donald A. Gerke

    Donald A. Gerke has served on the Board of Directors of the Bank since 1994 and the Company since 1995. Mr. Gerke is an educator, having taught high school mathematics and presently is a part time mathematics instructor at Bowling Green State University.

David G. Marsh

    David G. Marsh has served on the Board of Directors of the Bank since 1993 and the Company since 1994. Mr. Marsh is president of Brossia-Marsh Funeral Home, Inc.

Edmund J. Miller

    Edmund J. Miller has served on the Board of Directors of the Company since 1995 and the Bank since 1996. Mr. Miller is a television broadcast engineer with Cosmos Broadcasting, WTOL television.

    No family relationships exist between the Company's Directors, nominees and executive officers. There are no arrangements or understandings between any Director or nominee and any other person concerning service or nomination as a Director.

    The Board of Directors of the Company met five (5) times during 1999. Each director attended at least seventy-five percent (75%) of such meetings. The Company has no Board Committees. Non-employee Directors of the Company receive $225.00 for each meeting attended. Employee directors are not compensated separately for Board activities.

                      EXECUTIVE OFFICERS OF THE COMPANY

                                                                      Principal Occupation
     Name                 Age          Position                       During Past Five Years

     Marion Layman        74           Chairman, President and       Chairman, President and
                                       Chief Executive Officer       Chief Executive Officer
                                                                     of The Exchange Bank and
                                                                     Chairman and President of Exchange
                                                                     Bancshares, Inc.

     Rolland I. Huss      70            Vice Chairman                Farm owner and farm operator

     Joseph R. Hirzel     62            Secretary and Treasurer      Corporate Secretary of
                                                                     Hirzel Canning Co.


     Executive Officers serve at the pleasure of the Board of Directors and until their successors are appointed. They have no definite terms of office.

                               EXECUTIVE COMPENSATION

     The following table sets forth information as to the compensation paid or accrued by the Company or the Bank during 1999, 1998, and 1997 for Mr. Marion Layman, Chairman, President and Chief Executive Officer of the Company. No executive officer of the Company received compensation for services to the Company or the Bank during 1999 in excess of $100,000.

                              SUMMARY COMPENSATION TABLE
------------------------------------------------------------------------------


                                                                     Long Term
                                                                     Compensation         All Other
                                    Annual Compensation              Awards               Compensation (1)
                                    -------------------              -------              ----------------
Name and Principal                                                    Other Annual       Restriced
Position                         Year       Salary     Bonus          Compensation (1)   Stock Award     Options
Marion Layman,                   1999       $53,903         N/A           N/A                N/A             N/A
Chairman, President              1998       $50,525         N/A           N/A                N/A             N/A
and Chief Executive              1997       $48,816         N/A           N/A                N/A             N/A
Officer


------------------
(1) No other compensation was provided to Mr. Layman for services to the Company or the Bank during 1999, 1998, or 1997 in amounts sufficient to require disclosure.

                                PRINCIPAL SHAREHOLDERS

     Under Section 13(d) of the Securities Exchange Act of 1934 and the rules promulgated thereunder, a beneficial owner of security is any person who directly or indirectly has or shares voting power or investment power over such security. Such beneficial owner under this definition need not enjoy the economic benefit of such securities. To the knowledge of Management, the only persons or entities who have beneficial ownership, directly or indirectly, of 5% or more of the Company's Common Stock are as follows:

Name and Address of            Beneficial Ownership
Beneficial Owner               of Common Stock (1)          Percent of Class

Rolland I. Huss                    28,784 (2)                     5.21%
1442 Middleton Pike
Luckey, Ohio  43443

Joanne R. Moran                    33,996 (3)                     6.16%
4912 Skelly Drive
Toledo, OH 43623



(1) All shares are held of record with sole voting and investment power unless otherwise indicated. Beneficial ownership numbers are as of December 31, 1999.
(2) Includes 514 shares owned by Mr. Huss' wife and 80 shares owned jointly with two grandchildren.
(3)  Includes 4,070 shares owned by Mrs. Moran's husband.


         INDEBTEDNESS OF AND TRANSACTIONS WITH OFFICERS AND DIRECTORS

     The Bank has had and expects to have banking transactions in the ordinary course of business with Directors, officers and principal shareholders of the Company and the Bank and associates of such persons on substantially the same terms, including interest rates and collateral, as those prevailing at the same time for comparable transactions with unrelated third parties and that do not involve more than normal risk of collectability or present other unfavorable features. The Company and the Bank also have had and expect to have other transactions in the ordinary course of business with their Directors, officers, principal shareholders and their associates on the same terms as those prevailing at the same time for comparable transactions with unrelated third parties.

         COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

      Section 16(a) of the Securities and Exchange Act of 1934 requires the Company's officers and Directors and persons who own 10% or more of the Company's common shares to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission. Officers, Directors and 10% or greater shareholders are required by the Commission's regulations to furnish the Company with copies of all Forms 3, 4 and 5 they file. The same requirements applied to officers, Directors, and 10% shareholders of the Bank prior to the holding company reorganization on January 3, 1994, except that such Form 3, 4 and 5 reports were previously filed with the Board of Governors of the Federal Reserve System.

         RATIFICATION OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

The Bank has engaged the firm of Robb, Dixon, Francis, David, Oneson and Company, independent certified public accountants, to report upon the financial statements in in the Annual Report submitted herewith. Representatives of said firm are not required or expected to be in attendance at the Annual Meeting. Other services performed for the Bank and the Company by Robb, Dixon, Francis, Davis, Oneson and Company have included the preparation of the Company's federal income tax returns, the filing with the Board of Governors of the Federal Reserve System of all reports required under Regulation F of the Board of Governors, and assistance with the ongoing audit and control program of the Bank. The Company and the Bank have selected the firm of Robb, Dixon, Francis, Davis, Oneson and Company to report upon their 1999 financial statements. The Board of Directors of the Company recommends that shareholders vote FOR the ratification of Robb, Dixon, Francis, Davis, Oneson and Company as the Company's independent certified public accountants for the fiscal year ended December 31, 2000.

                                 OTHER BUSINESS

     The Board of Directors is not aware of any business to come before the Annual Meeting of the shareholders other than that described in the above Proxy Statement and Notice of Annual Meeting of Shareholders. However, if any other matters should properly come before the Annual Meeting, it is intended that the proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.

       SHAREHOLDER PROPOSALS FOR PRESENTATION AT THE 2001 ANNUAL MEETING

    The Board of Directors requests that any shareholder proposals intended for presentation at the 2001 Annual Meeting be submitted to Marion Layman, President and Chief Executive Officer, in writing no later than March 1, 2001 for consideration for inclusion in the Company's proxy materials for such meeting.

                       AVAILABILITY OF FORM 10-KSB

    Upon written request of any shareholder of record of the Company, the Company will furnish without charge a copy of its Annual Report on Form
10-KSB as filed with the Securities and Exchange Commission for its year ended December 31, 1999. All requests must be in writing and addressed to: Joseph R. Hirzel, Secretary, Exchange Bancshares, Inc., P.O. Box 177, Luckey, Ohio
43443.

                                         By Order of the Board of Directors


                                         /s/ Marion Layman
                                         -----------------------------------
                                         Marion Layman, Chairman,
                                         President and Chief Executive Officer

Luckey, Ohio
April 14, 2000

                             EXCHANGE BANCSHARES, INC.
                                 237 Main Street
                              Luckey, Ohio 43443-0177
                             Telephone: (419) 833-3401

------------------------------------------------------------------------------

                                       PROXY

-------------------------------------------------------------------------------

       PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD MAY 17, 2000

                 THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

     The undersigned, having received notice of the Annual Meeting of Shareholders of Exchange Bancshares, Inc. to be held at 7:30 p.m. immediately following the 6:30 p.m. dinner for shareholders on Wednesday, May 17, 2000 hereby designates and appoints A. John Moore, Sharon Hoffman and Jeffrey Cross, and each of them with authority to act without the others, as attorneys and proxies for the undersigned, with full power of substitution, to vote all shares of Common Stock, par value of $5.00 per share, of Exchange Bancshares, Inc. that the undersigned is entitled to vote at such Meeting or at any adjournment thereof, with all the powers the undersigned would possess if personally present, such proxies being directed to vote as specified below and in their discretion on any other business that may properly come before the Meeting.

Proposal 1.  To elect the following three (3) nominees. to Class II of the
             Board of Directors of Exchange Bancshares, Inc.; Cecil R. Adkins, Norma J. Christen and Donald H. Lusher.

        ________          FOR THE NOMINEES (EXCEPT AS MARKED BELOW)

        ________          WITHHOLD AUTHORITY FOR ONE OR MORE OF THE NOMINEES

IF YOU WISH TO WITHHOLD AUTHORITY FOR ANY NOMINEE, ENTER THE NAME(S) ON THE FOLLOWING LINE_______________________________________________________

Proposal 2.  To ratify the selection of Robb, Dixon, Francis, Davis, Oneson and Company as the Company's independent certified public accountants for the fiscal year ended December 31, 2000.

        ________     FOR     ________     AGAINST     ________     ABSTAIN

     The Board of Directors recommends a vote FOR the election of the named nominees and FOR Proposal 2. Please make an "X" in one of the spaces provided under each proposal.

    THIS PROXY WILL BE VOTED: (1) AS DIRECTED ON THE MATTERS LISTED ABOVE;
(2) IN ACCORDANCE WITH THE DIRECTORS' RECOMMENDATION WHERE A CHOICE IS NOT SPECIFIED; AND (3) IN ACCORDANCE WITH THE JUDGMENT OF THE PROXIES ON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

     The undersigned reserves the right to revoke this Proxy at any time prior to the Proxy being voted at the Meeting. The Proxy may be revoked by delivering a signed revocation to the Company at any time prior to the Meeting, by submitting a later-dated Proxy, or by attending the Meeting in person and casting a ballot. The undersigned hereby revokes any proxy previously given to vote such shares at the Meeting.

Dated_____________________


__________________________              ________________________________
Print Name                              Signature of Shareholder

__________________________              _________________________________
Print Name                              Signature of Shareholder

(Please sign Proxy as your name appears on your stock certificate(s). JOINT OWNERS SHOULD EACH SIGN PERSONALLY. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title as such.)

PLEASE COMPLETE, SIGN, DATE AND MAIL THIS PROXY IN THE ENCLOSED ENVELOPE.